UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2018

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West T. Rowe Price Equity Income Fund
(Institutional Class, Investor Class and Class L)
Annual Report
December 31, 2018
On June 5, 2018 the Securities and Exchange Commission adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact (866) 345-5954 or make elections online at www.fundreports.com to let the Fund know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Great-West T. Rowe Price Equity Income Fund (Institutional Class shares) returned -9.15%, underperforming both the Russell 1000 Value Index and the S&P 500® Index, for the one-year period ended December 31, 2018. Financials, consumer staples, and utilities were the largest relative detractors. Industrials and business services and energy sectors were the largest relative contributors.
The Russell 1000 Value Index posted negative returns during the one-year period ended December 31, 2018. As measured by various Russell Indices, large-cap shares held up much better than their smaller-cap peers. Growth stocks held up better than value across all markets. Within the Russell 1000 Value Index, nearly all sectors posted negative returns. Industrials and business services was the largest detractor, followed by energy and materials. Health care and utilities were the only sectors to advance over the period.
Financials was the primary relative detractor for the period, due to stock selection. Shares of Brighthouse Financial suffered due to higher-than-expected operations costs related to the company’s spinoff from MetLife, and net outflows in its variable annuities segment. Despite these headwinds, we continue to like the company for its attractive valuation, continued focus on stock buybacks, and for its opportunities to benefit from a friendlier regulatory environment.
Stock choices in the consumer staples sector also weighed on relative performance. Our position in Tyson Foods suffered due to the unexpected resignation of its CEO as well as heightened trade tensions with China. Despite these headwinds, we continue to like Tyson Foods for its growth in the prepared foods market, strong long-term earnings prospects, and management’s focus on the transition into a globally branded protein company.
Conversely, stock selection in the industrials and business services sector contributed to relative performance. Shares of Boeing benefited from strong demand for its commercial aircraft, increased defense spending, and lower productions costs due to automation. We like Boeing for its position as a duopoly in global commercial aerospace, superior product offering, and shareholder-friendly policies such as increasing dividends and repurchasing stock.
Energy also contributed to relative performance, due to stock choices. Despite falling oil prices, shares of integrated oil company, Total, outperformed the broader energy sector due to strong production growth, expense discipline, and a rise in demand for liquefied natural gas.
U.S. equities experienced their worst losses in 2018 in a decade, as monetary policy developments, trade tensions, worries about slowing global growth, and macroeconomic concerns sparked volatility in the previously sanguine markets and drove stretches of sharp declines. Continued trade disputes between the U.S. and China periodically depressed equities and raised the level of uncertainty in markets.
We believe the recent market volatility may persist until there is more clarity into how the U.S.-China trade situation will be resolved. We also remain mindful of potential headwinds from increased political tensions in the U.S. and rising interest rates. That said, we believe the U.S. economy, although slowing, remains reasonably strong. As always, we are maintaining our disciplined, longer-term approach while also taking advantage of market choppiness to buy shares of high-quality companies at compelling valuations.

The telecommunication services sector was expanded and renamed communication services at the end of the period. Some securities previously assigned to information technology or consumer discretionary were reclassified as communication services. Additionally, some securities previously assigned to information technology were reclassified as consumer discretionary. Drivers of relative performance and comments on portfolio positioning for the period represent the sector where the security was classified prior to the recent change.
The views and opinions in this report were current as of December 31, 2018 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Note: Performance for the Class L and Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2018 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)(b)
Institutional Class	-9.15%	N/A	4.38%
Investor Class	-9.52%	4.54%	10.51%
Class L	-9.78%	4.20%	8.43%
(a) Class L inception date was July 29, 2011.
(b) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2018 (unaudited)
Sector	Percentage of Fund Investments
Financial	25.80%
Consumer, Non-cyclical	20.41
Communications	9.53
Energy	9.08
Industrial	8.79
Utilities	7.57
Technology	5.63
Consumer, Cyclical	5.45
Basic Materials	4.53
Short Term Investments	3.21
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2018 to December 31, 2018).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(06/30/18)	(12/31/18)	(06/30/18–12/31/18)
Institutional Class
Actual	$1,000.00	$ 911.50	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.40
Investor Class
Actual	$1,000.00	$ 910.00	$3.97
Hypothetical (5% return before expenses)	$1,000.00	$1,021.20	$4.18
Class L
Actual	$1,000.00	$ 908.60	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.45
* Expenses are equal to the Fund's annualized expense ratio of 0.47% for the Institutional Class, 0.82% for the Investor Class and 1.07% for the Class L shares, multiplied by the average account value over the period, multiplied by 185/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
CORPORATE BONDS AND NOTES
Consumer, Cyclical — 0.34%
$ 2,700,000	Mattel Inc(a) 6.75%, 12/31/2025	$ 2,408,913
TOTAL CORPORATE BONDS AND NOTES — 0.34% (Cost $2,655,621)		$ 2,408,913
CONVERTIBLE BONDS
Financial — 0.18%
1,518,000	AXA SA(a) 7.25%, 05/15/2021	1,323,591
TOTAL CONVERTIBLE BONDS — 0.18% (Cost $1,518,000)		$ 1,323,591
Shares
COMMON STOCK
Basic Materials — 4.60%
14,981	Akzo Nobel NV	1,206,482
160,562	CF Industries Holdings Inc	6,986,053
285,854	DowDuPont Inc	15,287,472
159,883	International Paper Co	6,452,878
38,892	Nucor Corp	2,014,994
8,200	PPG Industries Inc	838,286
		32,786,165
Communications — 9.68%
113,667	AT&T Inc	3,244,056
85,171	CenturyLink Inc	1,290,341
275,667	Cisco Systems Inc	11,944,651
222,020	Comcast Corp Class A	7,559,781
437,146	News Corp Class A	4,961,607
520,178	Telefonica SA	4,378,551
363,575	Twenty-First Century Fox Inc Class B	17,371,614
278,192	Verizon Communications Inc	15,639,954
23,400	Walt Disney Co	2,565,810
		68,956,365
Consumer, Cyclical — 5.20%
54,952	Adient PLC	827,577
71,800	Alaska Air Group Inc	4,369,030
63,400	Delta Air Lines Inc	3,163,660
58,588	Kohl's Corp	3,886,728
110,100	L Brands Inc	2,826,267
125,247	Las Vegas Sands Corp	6,519,106
293,000	Mattel Inc(b)(c)	2,927,070
31,700	PACCAR Inc	1,811,338
56,900	Southwest Airlines Co	2,644,712
Shares		Fair Value
Consumer, Cyclical — (continued)
86,800	Walmart Inc	$ 8,085,420
		37,060,908
Consumer, Non-Cyclical — 19.92%
51,087	Anthem Inc	13,416,979
82,900	Archer-Daniels-Midland Co	3,396,413
11,200	Becton Dickinson & Co	2,523,584
85,561	Bristol-Myers Squibb Co	4,447,461
156,270	Conagra Brands Inc	3,337,927
125,644	Coty Inc Class A	824,225
107,838	CVS Health Corp	7,065,546
141,800	Gilead Sciences Inc	8,869,590
260,173	GlaxoSmithKline PLC	4,957,718
62,900	GlaxoSmithKline PLC ADR	2,403,409
114,100	Johnson & Johnson	14,724,605
24,700	Kellogg Co	1,408,147
105,534	Kimberly-Clark Corp	12,024,544
111,225	Medtronic PLC	10,117,026
124,764	Merck & Co Inc	9,533,217
286,456	Nielsen Holdings PLC	6,683,018
30,700	PepsiCo Inc	3,391,736
349,188	Pfizer Inc	15,242,056
117,400	Philip Morris International Inc	7,837,624
168,700	Tyson Foods Inc Class A	9,008,580
6,500	Zimmer Biomet Holdings Inc	674,180
		141,887,585
Energy — 9.23%
106,415	Apache Corp	2,793,394
61,144	Chevron Corp	6,651,856
16,620	EQT Corp	313,952
40,796	Equitrans Midstream Corp(b)	816,736
256,996	Exxon Mobil Corp	17,524,557
141,800	Hess Corp	5,742,900
113,800	Occidental Petroleum Corp	6,985,044
283,501	Total SA	14,953,308
279,700	TransCanada Corp(c)	9,985,290
		65,767,037
Financial — 26.03%
221,839	American International Group Inc	8,742,675
12,300	Ameriprise Financial Inc	1,283,751
22,137	Bank of America Corp	545,456
103,300	Bank of New York Mellon Corp	4,862,331
120,261	Brighthouse Financial Inc(b)	3,665,555
94,990	Chubb Ltd	12,270,808
102,100	Citigroup Inc	5,315,326
99,300	Equity Residential REIT	6,554,793
382,000	Fifth Third Bancorp	8,988,460
216,600	Franklin Resources Inc(c)	6,424,356
247,205	JPMorgan Chase & Co	24,132,152
159,384	KeyCorp	2,355,696
177,520	Loews Corp	8,080,710
38,500	Marsh & McLennan Cos Inc	3,070,375
238,478	MetLife Inc	9,791,907

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND
Schedule of Investments
As of December 31, 2018
Shares		Fair Value
Financial — (continued)
294,442	Morgan Stanley	$ 11,674,625
23,300	Northern Trust Corp	1,947,647
61,900	PNC Financial Services Group Inc	7,236,729
150,096	Rayonier Inc REIT	4,156,158
50,936	SL Green Realty Corp REIT	4,028,019
140,200	State Street Corp	8,842,414
222,000	US Bancorp	10,145,400
504,500	Wells Fargo & Co	23,247,360
186,313	Weyerhaeuser Co REIT	4,072,802
26,221	Willis Towers Watson PLC	3,981,921
		185,417,426
Industrial — 8.93%
40,800	Boeing Co	13,158,000
68,342	Emerson Electric Co	4,083,435
9,914	Flowserve Corp	376,930
528,400	General Electric Co	3,999,988
80,973	Harris Corp	10,903,014
7,200	Illinois Tool Works Inc	912,168
333,787	Johnson Controls International PLC	9,896,785
2,200	Northrop Grumman Corp	538,780
62,100	nVent Electric PLC	1,394,766
44,800	Pentair PLC	1,692,544
79,003	Stericycle Inc(b)	2,898,620
15,200	TE Connectivity Ltd	1,149,576
94,195	United Parcel Service Inc Class B	9,186,838
34,500	Vulcan Materials Co	3,408,600
		63,600,044
Technology — 5.72%
107,300	Applied Materials Inc	3,513,002
98,200	Hewlett Packard Enterprise Co	1,297,222
140,000	Microsoft Corp	14,219,800
17,200	NXP Semiconductors NV	1,260,416
246,840	QUALCOMM Inc	14,047,664
56,700	Texas Instruments Inc	5,358,150
29,300	Western Digital Corp	1,083,221
		40,779,475
Utilities — 5.99%
49,100	Duke Energy Corp	4,237,330
87,415	Edison International	4,962,550
64,200	Evergy Inc	3,644,634
412,321	NiSource Inc	10,452,337
114,568	PG&E Corp(b)	2,720,990
18,712	Sempra Energy	2,024,451
332,770	Southern Co	14,615,259
		42,657,551
TOTAL COMMON STOCK — 95.30% (Cost $648,770,145)		$678,912,556
Shares		Fair Value
CONVERTIBLE PREFERRED STOCK
Consumer, Non-Cyclical — 0.82%
102,119	Becton Dickinson & Co, 6.13%	$ 5,861,243
Utilities — 1.71%
26,535	DTE Energy Co, 6.50%	1,376,710
107,195	NextEra Energy Inc, 6.12%(c)	6,147,783
36,799	Sempra Energy, 6.00%	3,531,479
11,277	Sempra Energy, 6.75%	1,082,380
		12,138,352
TOTAL CONVERTIBLE PREFERRED STOCK — 2.53% (Cost $16,494,207)		$ 17,999,595
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 1.64%
$11,700,000	Federal Home Loan Bank 2.13%, 01/02/2019	11,699,317
Repurchase Agreements — 1.62%
2,743,967	Undivided interest of 13.84% in a repurchase agreement (principal amount/value $19,865,806 with a maturity value of $19,869,139) with Citigroup Global Markets Inc, 3.02%, dated 12/31/18 to be repurchased at $2,743,967 on 1/2/19 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 2.50% - 8.00%, 1/25/19 - 7/15/60, with a value of $20,263,122.(d)	2,743,967
2,743,967	Undivided interest of 4.94% in a repurchase agreement (principal amount/value $55,684,707 with a maturity value of $55,694,050) with RBC Capital Markets Corp, 3.02%, dated 12/31/18 to be repurchased at $2,743,967 on 1/2/19 collateralized by various U.S. Government Agency securities, 3.00% - 7.00%, 10/1/25 - 10/20/48, with a value of $56,798,401.(d)	2,743,967

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 2,743,967	Undivided interest of 5.72% in a repurchase agreement (principal amount/value $48,041,561 with a maturity value of $48,049,301) with Bank of Montreal, 2.90%, dated 12/31/18 to be repurchased at $2,743,967 on 1/2/19 collateralized by various U.S. Government Agency securities, 3.00% - 4.00%, 4/20/46 - 11/1/48, with a value of $49,002,392.(d)	$ 2,743,967
2,743,967	Undivided interest of 7.59% in a repurchase agreement (principal amount/value $36,206,342 with a maturity value of $36,212,376) with Merrill Lynch, Pierce, Fenner & Smith, 3.00%, dated 12/31/18 to be repurchased at $2,743,967 on 1/2/19 collateralized by various U.S. Government Agency securities, 2.73% - 5.50%, 1/1/34 - 1/1/49, with a value of $36,930,469.(d)	2,743,967
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 575,269	Undivided interest of 9.54% in a repurchase agreement (principal amount/value $6,043,463 with a maturity value of $6,044,443) with Mizuho Securities (USA) LLC, 2.92%, dated 12/31/18 to be repurchased at $575,269 on 1/2/19 collateralized by U.S. Treasury securities, 1.88% - 2.63%, 2/29/24 - 9/9/49, with a value of $6,164,334.(d)	$ 575,269
		11,551,137
SHORT TERM INVESTMENTS — 3.26% (Cost $23,250,454)		$ 23,250,454
TOTAL INVESTMENTS — 101.61% (Cost $692,688,427)		$723,895,109
OTHER ASSETS & LIABILITIES, NET — (1.61)%		$ (11,481,763)
TOTAL NET ASSETS — 100.00%		$712,413,346

(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of the security is on loan at December 31, 2018.
(d)	Collateral received for securities on loan.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2018
Great-West T. Rowe Price Equity Income Fund
ASSETS:
Investments in securities, fair value (including $11,225,410 of securities on loan)(a)	$712,343,972
Repurchase agreements, fair value(b)	11,551,137
Cash	360,986
Cash denominated in foreign currencies, fair value(c)	102,234
Dividends and interest receivable	1,858,294
Subscriptions receivable	250,884
Total Assets	726,467,507
LIABILITIES:
Payable for director fees	4,279
Payable for distribution fees	818
Payable for other accrued fees	49,116
Payable for shareholder services fees	65,162
Payable to investment adviser	287,642
Payable upon return of securities loaned	11,551,137
Redemptions payable	2,096,007
Total Liabilities	14,054,161
NET ASSETS	$712,413,346
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$8,612,076
Paid-in capital in excess of par	668,849,768
Total distributable earnings	34,951,502
NET ASSETS	$712,413,346
NET ASSETS BY CLASS
Investor Class	$206,478,840
Class L	$3,837,234
Institutional Class	$502,097,272
CAPITAL STOCK:
Authorized
Investor Class	100,000,000
Class L	5,000,000
Institutional Class	200,000,000
Issued and Outstanding
Investor Class	11,487,150
Class L	479,960
Institutional Class	74,153,654
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$17.97
Class L	$7.99
Institutional Class	$6.77
(a) Cost of investments	$681,137,290
(b) Cost of repurchase agreements	$11,551,137
(c) Cost of cash denominated in foreign currencies	$102,046
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2018
Great-West T. Rowe Price Equity Income Fund
INVESTMENT INCOME:
Interest	$497,998
Income from securities lending	93,582
Dividends	23,626,305
Foreign withholding tax	(271,905)
Total Income	23,945,980
EXPENSES:
Management fees	3,854,069
Shareholder services fees – Investor Class	898,587
Shareholder services fees – Class L	15,911
Audit and tax fees	41,023
Custodian fees	46,372
Director's fees	18,081
Distribution fees – Class L	11,317
Legal fees	2,762
Pricing fees	685
Registration fees	32,378
Shareholder report fees	8,774
Transfer agent fees	10,133
Other fees	1,438
Total Expenses	4,941,530
Less amount waived by investment adviser	160,300
Less amount waived by distributor - Class L	47
Net Expenses	4,781,183
NET INVESTMENT INCOME	19,164,797
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	75,600,000
Net change in unrealized depreciation on investments and foreign currency translations	(163,043,726)
Net Realized and Unrealized Loss	(87,443,726)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(68,278,929)
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2018 and 2017
Great-West T. Rowe Price Equity Income Fund	2018	2017
OPERATIONS:
Net investment income	$19,164,797	$19,183,129
Net realized gain	75,600,000	75,052,867
Net change in unrealized appreciation (depreciation)	(163,043,726)	38,729,472
Net Increase (Decrease) in Net Assets Resulting from Operations	(68,278,929)	132,965,468
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(13,104,471)	(14,363,273) (a)
Class L	(546,398)	(532,379) (b)
Institutional Class	(87,269,081)	(80,358,071) (c)
From Net Investment Income and Net Realized Gains	(100,919,950)	(95,253,723)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	67,874,479	63,190,686
Class L	772,349	1,946,968
Institutional Class	110,896,977	104,318,352
Shares issued in reinvestment of distributions
Investor Class	13,104,471	14,363,273
Class L	546,398	532,379
Institutional Class	87,269,081	80,358,071
Shares redeemed
Investor Class	(118,893,320)	(119,805,081)
Class L	(1,442,234)	(1,466,076)
Institutional Class	(167,148,303)	(118,175,450)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(7,020,102)	25,263,122
Total Increase (Decrease) in Net Assets	(176,218,981)	62,974,867
NET ASSETS:
Beginning of year	888,632,327	825,657,460
End of year	$712,413,346	$888,632,327
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	3,232,416	3,121,059
Class L	75,361	188,956
Institutional Class	12,758,522	11,345,579
Shares issued in reinvestment of distributions
Investor Class	706,735	687,034
Class L	65,505	51,875
Institutional Class	12,298,681	8,935,849
Shares redeemed
Investor Class	(5,609,309)	(5,913,204)
Class L	(143,367)	(141,366)
Institutional Class	(18,717,502)	(12,626,909)
Net Increase	4,667,042	5,648,873
(a)	For the year ended December 31, 2017, total distributions from the Investor Class consisted of net investment income of $2,370,659 and net realized gains of $11,992,614. The SEC eliminated the requirement to disclose the breakout of distributions from net investment income and realized gain/loss in 2018.
(b)	For the year ended December 31, 2017, total distributions from Class L consisted of net investment income of $116,889 and net realized gains of $415,490. The SEC eliminated the requirement to disclose the breakout of distributions from net investment income and realized gain/loss in 2018.
(c)	For the year ended December 31, 2017, total distributions from the Institutional Class consisted of net investment income of $22,599,123 and net realized gains of $57,758,948. The SEC eliminated the requirement to disclose the breakout of distributions from net investment income and realized gain/loss in 2018.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2018	$21.13	0.44	(2.43)	(1.99)	(0.06)	(1.11)	(1.17)	$17.97	(9.52%)
12/31/2017	$19.16	0.40	2.69	3.09	(0.18)	(0.94)	(1.12)	$21.13	16.22%
12/31/2016	$16.80	0.37	2.76	3.13	(0.12)	(0.65)	(0.77)	$19.16	18.75%
12/31/2015	$19.25	0.35	(1.65)	(1.30)	(0.24)	(0.91)	(1.15)	$16.80	(6.89%)
12/31/2014	$19.79	0.33	1.15	1.48	(0.39)	(1.63)	(2.02)	$19.25	7.39%
Class L
12/31/2018	$10.24	0.19	(1.17)	(0.98)	(0.16)	(1.11)	(1.27)	$ 7.99	(9.78%)
12/31/2017	$ 9.89	0.18	1.38	1.56	(0.27)	(0.94)	(1.21)	$10.24	15.93%
12/31/2016	$ 9.12	0.17	1.47	1.64	(0.22)	(0.65)	(0.87)	$ 9.89	18.26%
12/31/2015	$10.94	0.17	(0.94)	(0.77)	(0.21)	(0.84)	(1.05)	$ 9.12	(7.21%)
12/31/2014	$12.07	0.15	0.71	0.86	(0.36)	(1.63)	(1.99)	$10.94	7.02%
Institutional Class
12/31/2018	$ 8.93	0.22	(1.01)	(0.79)	(0.26)	(1.11)	(1.37)	$ 6.77	(9.15%)
12/31/2017	$ 8.80	0.22	1.21	1.43	(0.36)	(0.94)	(1.30)	$ 8.93	16.56%
12/31/2016	$ 8.20	0.21	1.33	1.54	(0.29)	(0.65)	(0.94)	$ 8.80	19.16%
12/31/2015 (d)	$10.00	0.16	(0.87)	(0.71)	(0.26)	(0.83)	(1.09)	$ 8.20	(7.26%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2018	$206,479	0.85%	0.82%	2.09%	22%
12/31/2017	$277,957	0.85%	0.83%	1.97%	25%
12/31/2016	$292,467	0.85%	0.84%	2.12%	26%
12/31/2015	$310,100	0.83%	0.83%	1.86%	41%
12/31/2014	$893,458	0.83%	0.83%	1.65%	12%
Class L
12/31/2018	$ 3,837	1.44%	1.07%	1.85%	22%
12/31/2017	$ 4,939	1.50%	1.11%	1.70%	25%
12/31/2016	$ 3,789	1.79%	1.20%	1.76%	26%
12/31/2015	$ 2,146	1.79%	1.20%	1.65%	41%
12/31/2014	$ 1,883	2.69%	1.20%	1.25%	12%
Institutional Class
12/31/2018	$502,097	0.48%	0.47%	2.46%	22%
12/31/2017	$605,736	0.49%	0.47%	2.34%	25%
12/31/2016	$529,402	0.49%	0.49%	2.48%	26%
12/31/2015 (d)	$484,008	0.47% (g)	0.47% (g)	2.56% (g)	41%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-five funds. Interests in the Great-West T. Rowe Price Equity Income Fund (the Fund) are included herein. The investment objective of the Fund is to seek substantial dividend income and also long-term capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. Effective as of the close of business on December 31, 2018, the Institutional Class of the Fund closed to new investors. Investors who already hold Institutional Class shares of the Fund at the close of business on December 31, 2018 may continue to purchase additional Institutional Class shares.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2018

Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2018, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Corporate Bonds and Notes	$ —	$ 2,408,913	$ —	$ 2,408,913
Convertible Bonds	—	1,323,591	—	1,323,591
Common Stock	653,416,497	25,496,059	—	678,912,556
Convertible Preferred Stock	—	17,999,595	—	17,999,595
Short Term Investments	—	23,250,454	—	23,250,454
Total Assets	$ 653,416,497	$ 70,478,612	$ 0	$ 723,895,109
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on the basis of the first-in, first-out method (FIFO). Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.

Annual Report - December 31, 2018

Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	2018	2017
Ordinary income	$17,579,413	$21,031,378
Long-term capital gain	83,340,537	74,222,345
	$100,919,950	$95,253,723
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments to the accounting treatment of partnerships, adjustments for real estate investment trusts and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$3,933,955
Undistributed long-term capital gains	3,526,596
Net unrealized appreciation on foreign currency	188
Capital loss carryforwards	—
Post-October losses	(28,781)
Net unrealized appreciation	27,519,544
Tax composition of capital	$34,951,502
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(28,781)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2018 were as follows:
Federal tax cost of investments	$696,375,565
Gross unrealized appreciation on investments	108,817,161
Gross unrealized depreciation on investments	(81,297,617)
Net unrealized appreciation on investments	$27,519,544
Application of Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, “Fair-Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (ASU No. 2018-13). ASU No. 2018-13 modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. The disclosure changes in ASU 2018-13 are effective for the first interim or annual period beginning after December 15, 2019. Early adoption is permitted for any eliminated or modified disclosures. The Fund has evaluated the impact of ASU No. 2018-13 and has adopted the changes into these financial statements. These changes are reflected in Note 1.
In October 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. The Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund's adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Fund's financial position or the results of its operations.

Annual Report - December 31, 2018

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.47% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.47% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder services fees, distribution fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2019 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2018, the amounts subject to recoupment were as follows:
Expires December 31, 2020	Expires December 31, 2021	Recoupment of Past Reimbursed Fees by the Adviser
$187,987	$160,300	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. The Distributor has agreed to voluntarily waive all 12b-1 fees attributable to Class L shares purchased by the Adviser in consideration for the Adviser providing initial capital to the Fund. The amount waived, if any, is reflected in the Statement of Operations.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-five funds for which they serve as directors was $990,000 for the year ended December 31, 2018.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $177,164,193 and $264,511,687, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2018, the Fund had securities on loan valued at $11,225,410 and received collateral as reported on the Statement of Assets and Liabilities of $11,551,137

Annual Report - December 31, 2018

for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2018. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Common Stocks	$7,972,374
Convertible Preferred Stock	3,578,763
Total secured borrowings	$11,551,137
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  LEGAL PROCEEDINGS
The Fund is a named defendant in a lawsuit assigned to a litigation trustee, which seeks to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout (LBO) of Tribune, including those made in connection with a 2007 tender offer in which the Fund participated. A motion to dismiss was filed in this case and the district court granted the motion on January 9, 2017. The litigation trustee has filed a motion seeking leave to amend its complaint; that motion remains pending. The Fund was named, also, as a defendant or included in a class of defendants in parallel litigation, which was dismissed by district court and affirmed on appeal by the Second Circuit Court of Appeals. This second action asserted state law constructive fraudulent transfer claims in an attempt to recover stock redemption payments made to shareholders at the time of the LBO. The plaintiffs in this second action filed a petition for a writ of certiorari with the U.S. Supreme Court. The Supreme Court has deferred its decision on the petition for a writ of certiorari to allow the Court of Appeals or the District Court to reconsider its previous decision in light of the Supreme Court’s decision in an unrelated case. In light of the deferral, the Second District Court of Appeals issued an Order on May 15, 2018, recalling the mandate on its earlier decision for further panel review.
Management cannot predict the outcome of these lawsuits. The lawsuits allege no misconduct by Great-West Funds or the Fund, and Great-West Funds and the Fund intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have an adverse effect on the Fund’s net asset value. The value of the proceeds received by the Fund in connection with the leveraged buyout is approximately $14,059,000.
7.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2018, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. Effective as of the close of business on May 15, 2019, the Institutional Class of the Fund will be closed to new investors and new contributions by existing investors. Existing investors may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. Asset allocation funds that are series of Great-West Funds that invest in Institutional Class shares of the Fund at the close of business on May 15, 2019 may continue to purchase additional Institutional Class shares.

Annual Report - December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West T. Rowe Price Equity Income Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 22, 2019
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2018, 90% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 75	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	65	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 75	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	65	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 64	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	65	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	65	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 55	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	65	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 62	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 44	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 51	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 37	Senior Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 43	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a sub-adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, the sub-adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a sub-adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a sub-adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $834,600 for fiscal year 2017 and $1,059,880 for fiscal year 2018.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $50,000 for fiscal year 2017 and $60,000 for fiscal year 2018. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2017 and $0 for fiscal year 2018.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2017 equaled $1,480,500 and for fiscal year 2018 equaled $1,167,000.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on March 1, 2017 (File No. 2-75503).
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 22, 2019